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Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Take-Two Interactive Software, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Strauss Zelnick, as Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2012	/s/ STRAUSS ZELNICK Strauss Zelnick Chairman and Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002